Exhibit 10.12

COVETRUS, INC.

2019 OMNIBUS INCENTIVE COMPENSATION PLAN

Effective as of the Effective Date (as defined below), the Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) is hereby established.

The purpose of the Plan is to provide employees of Covetrus, Inc. (the “Company”) and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.

The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan is a successor to the Direct Vet Marketing, Inc. 2010 Stock Incentive Plan (the “Prior Plan”). No additional grants shall be made under the Prior Plan after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms, consistent with the applicable Prior Plan.

Section 1. Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cash Award” shall mean a cash incentive payment awarded under this Plan as described under Section 11.

(c) “Cause” shall have the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, Cause shall mean a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(d) “CEO” shall mean the Chief Executive Officer of the Company.

(e) Unless otherwise set forth in a Grant Instrument, a “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.

(ii) The consummation of (A) a merger or consolidation of the Company with another corporation where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation or (B) a sale or other disposition of all or substantially all of the assets of the Company.

(iii) A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

(iv) The consummation of a complete dissolution or liquidation of the Company.

The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with section 409A of the Code or otherwise. Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to section 409A of the Code and the Grant provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(g) “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall also consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.

(h) “Company” shall mean Covetrus, Inc. and shall include its successors.

(i) “Company Stock” shall mean common stock of the Company.

(j) “Disability” or “Disabled” shall mean, unless otherwise set forth in the Grant Instrument, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant.

(k) “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(l) “Effective Date” shall mean the business day immediately preceding the date at which the registration statement for the public offering of the Company Stock is declared effective by the Securities and Exchange Commission and the Company Stock is priced for the public offering of such Company Stock, subject to approval of the Plan by the stockholders of the Company.

(m) “Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(n) “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, Other Stock-Based Awards, and Cash Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.

(o) “Employer” shall mean the Company and its subsidiaries.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “Exercise Price” shall mean the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(r) “Fair Market Value” shall mean:

(i) If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii) If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.

(iii) If a Grant is made effective on the date that the registration statement for the initial public offering of the Company Stock is declared effective by the Securities and Exchange Commission and the Company Stock is priced for the initial public offering of such Company Stock, then the Fair Market Value per share shall be equal to the per share price of Company Stock offered to the public in such initial public offering.

(s) “GAAP” shall mean United States Generally Accepted Accounting Principles.

(t) “Grant” shall mean an Option, SAR, Stock Award, Stock Unit, Other Stock-Based Award, or Cash Award granted under the Plan.

(u) “Grant Instrument” shall mean the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(v) “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(w) “Key Advisor” shall mean a consultant or advisor of the Employer.

(x) “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(y) “Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(z) “Option” shall mean an option to purchase shares of Company Stock, as described in Section 6.

(aa) “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.

(bb) “Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.

(cc) “Performance Goals” shall mean performance goals may include, but are not limited to, one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals applicable to a Grant shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

(dd) “Plan” shall mean this Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan, as in effect from time to time.

(ee) “Prior Plan” shall mean the Direct Vet Marketing, Inc. 2010 Stock Incentive Plan.

(ff) “Restriction Period” shall have the meaning given that term in Section 7(a).

(gg) “SAR” shall mean a stock appreciation right, as described in Section 9.

(hh) “Stock Award” shall mean an award of Company Stock, as described in Section 7.

(ii) “Stock Unit” shall mean an award of a phantom unit representing a share of Company Stock, as described in Section 8.

(jj) “Substitute Awards” shall have the meaning given that term in Section 4(b).

Section 2. Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.

(b) Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Key Advisors who are not executive officers under section 16 of the Exchange Act.

(c) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Grant, subject to the provisions of Section 18 below, (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Grants under the Plan, and (vii) deal with any other matters arising under the Plan.

(d) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e) Indemnification. No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 3. Grants

Grants under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9, Other Stock-Based Awards as described in Section 10, and Cash Awards as described in Section 11. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

Section 4. Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be 10% of the number of shares of Company Stock outstanding on the Effective Date. The aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 10% of the number of shares of Company Stock outstanding on the Effective Date. In addition, as of the first trading day of January during the term of the Plan (excluding any extensions), beginning with calendar year 2020, an additional positive number of shares of Company Stock shall be added to the number of shares of Company Stock authorized to be issued or transferred under the Plan, equal to 4% of the total number of shares of Company Stock outstanding on the last trading day in December of the immediately preceding calendar year or such lesser amount as determined by the Board.

(b) Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Company Stock otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of shares of Company Stock available for issuance under the Plan shall be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any SAR under the Plan, the number of shares of Company Stock available for issuance under the Plan shall be reduced by only by the net number of shares actually issued by the Company upon such exercise. If shares of Company Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Company Stock thereunder, then the number of shares of Company Stock available for issuance under the Plan shall be reduced by the net number of shares issued, vested or exercised under such Grant, calculated in each instance after payment of such share withholding. To the extent any Grants are paid in cash, and not in shares of Company Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan.

(c) Substitute Awards. Shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Company Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).

(d) Individual Limits. Subject to adjustment as described below in Section 4(e), the following Grant limitations shall apply:

(i) For Options, SARs, Stock Awards, Stock Units and Other Stock-Based Awards (whether payable in Company Stock, cash or a combination of the two), the maximum number of shares of Company Stock for which such Grants may be made to any Employee or Key Advisor in any calendar year shall not exceed 0.5% of the number of shares of Company Stock outstanding on the Effective Date in the aggregate.

(ii) The maximum aggregate grant date value of shares of Company Stock subject to Grants granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the calendar year, shall not exceed $500,000 in total value. For purposes of this limit, the value of such Grants shall be calculated based on the grant date fair value of such Grants for financial reporting purposes.

(iii) Notwithstanding the foregoing, the individual limit described in subsection (i) shall be increased to two times the otherwise applicable limit with respect to Grants that are made on or around the date of hire to a newly hired Employee.

(e) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under the Plan, the maximum number and kind of shares of Company Stock for which any individual may receive Grants in any year, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 13 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. The adjustments of Grants under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, performance goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5. Eligibility for Participation

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

Section 6. Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Exercise Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 7. Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 16 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals. Dividends with respect to Stock Awards that vest based on performance shall vest if and to the extent that the underlying Stock Award vests, as determined by the Committee.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8. Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 9. Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f) Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10. Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 11. Cash Awards

The Committee may grant Cash Awards to Employees who are executive officers and other key employees of the Company. The Committee shall determine the terms and conditions applicable to Cash Awards, including the criteria for the vesting and payment of Cash Awards. Cash Awards shall be based on such measures as the Committee deems appropriate and need not relate to the value of shares of Company Stock.

Section 12. Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents with respect to Stock Units or Other Stock-Based Awards that vest based on performance shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid, as determined by the Committee.

Section 13. Consequences of a Change of Control

(a) Assumption of Outstanding Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change of Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.

(b) Vesting Upon Certain Terminations of Employment. Unless the Grant Instrument provides otherwise, if a Participant’s employment is terminated by the Employer without Cause upon or within 12 months following a Change of Control, the Participant’s outstanding Grants shall become fully vested as of the date of such termination; provided that if the vesting of any such Grants is based, in whole or in part, on performance, the applicable Grant Instrument shall specify how the portion of the Grant that becomes vested pursuant to this Section 13(b) shall be calculated.

(c) Other Alternatives. In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Cash Awards, and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Cash Awards, or Dividend Equivalents, in such amount and form as may be determined by the Committee; (ii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR.

Section 14. Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 15. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

Section 16. Transferability of Grants

(a) Nontransferability of Grants. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 17. Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b) No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. extraordinary, unusual, non-recurring or infrequently occurring

(d) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan.

Section 19. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c) Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(d) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) Compliance with Law.

(i) The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii) The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

(iii) Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(iv) Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

(g) Establishment of Subplans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

(h) Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Grant (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

COVETRUS, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT

This RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Covetrus, Inc. (the “Company”) to [•] (the “Participant”).

RECITALS

The Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of restricted stock units in accordance with the terms and conditions of the Plan. The Committee has decided to make this grant of restricted stock units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1. Grant of Stock Units. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants the Participant [•] restricted stock units, subject to the restrictions set forth below and in the Plan (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Company Stock”), an amount of cash based on the value of a share of Company Stock, or any combination of the foregoing, as determined by the Committee, if and when the specified conditions are met in Section 3 below, and on the applicable payment date set forth in Section 5 below.

2. Stock Unit Account. Stock Units represent hypothetical shares of Company Stock, and not actual shares of stock. The Company shall establish and maintain a Stock Unit account, as a bookkeeping account on its records, for the Participant and shall record in such account the number of Stock Units granted to the Participant. No shares of Company Stock shall be issued to the Participant at the time the grant is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units recorded in the Stock Unit account. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award or the Stock Unit account established for the Participant.

3. Vesting.

(a) Subject to the terms of this Section 3, the Stock Units shall become vested according to the following schedule (each, a “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date:

Vesting Date	Number of Vested Stock Units

(b) The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.

(c) Notwithstanding Section 3(a) above, the Stock Units shall vest on a pro-rated basis upon the Participant’s termination of employment or service on account of Retirement (as defined below). For purposes of this Section 3(c), the term “Retirement” shall mean termination of employment or service with the Employer (other than for Cause (as defined in the Plan)) after the Participant has attained age (minimum 55) plus years of service with the Company and its subsidiaries (minimum 10 years of service) equal or exceeding 70. For purposes of determining the age and service requirement under this Section 3(c), the Participant’s age shall be determined by the Participant’s most recent birthday, and the Participant’s years of service shall be determined by the number of years measured following the Effective Date until the Participant’s most recent employment anniversary with the Company and its subsidiaries. For purposes of this Section 3(c), vesting on a pro-rated basis shall be calculated by multiplying the number of Stock Units set forth under Section 1 by a fraction, the numerator of which is the number of days from the Date of Grant to the date of the Participant’s Retirement, and the denominator of which is [1,095].

(d) Except as otherwise provided in a written employment agreement or severance agreement entered into by and between the Participant and the Employer, in the event of a Change of Control before all of the Stock Units vest in accordance with Section 3(a) above, the provisions of the Plan applicable to a Change of Control shall apply to the Stock Units, and, in the event of a Change of Control, the Committee may take such actions with respect to the vesting of the Stock Units as it deems appropriate pursuant to the Plan.

4. Termination of Stock Units. Except as set forth in this Agreement, if the Participant ceases to be employed by, or provide service to, the Employer for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of employment or service. No payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

5. Payment of Stock Units and Tax Withholding.

(a) If and when the Stock Units vest, the Company shall issue to the Participant one share of Company Stock for each vested Stock Unit, or an amount of cash equal to the value of a share of Company Stock for each vested Stock Unit, or a combination of the foregoing, subject to applicable tax withholding obligations. Subject to Sections 5(b) and 13 below, payment shall be made within 30 days after the first to occur of (i) the Participant’s termination of employment or service with the Employer on account of Retirement (to the extent the Stock Units vest on Retirement); and (ii) the applicable Vesting Date.

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(b) All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. At such time as the Committee may determine in its discretion under the Plan, at the time of payment in accordance with Section 5(a) above, or if applicable, at the time the Stock Units vest, the number of shares issued to the Participant shall be reduced by a number of shares of Company Stock with a Fair Market Value (measured as of the Vesting Date) equal to an amount of the FICA, federal income, state, local and other tax liabilities required by law to be withheld with respect to the payment of the Stock Units. To the extent not withheld in accordance with the immediately preceding sentence, the Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Stock Units.

(c) The obligation of the Company to deliver Company Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

6. No Stockholder Rights; Dividend Equivalents. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Company Stock, including voting or dividend rights, until certificates for shares have been issued upon payment of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units. Notwithstanding the foregoing, the Committee may grant to the Participant Dividend Equivalents on the shares underlying the Stock Units prior to the Vesting Date, which shall be credited to the Stock Unit account for the Participant and will be paid or distributed in in accordance with this Agreement and the Plan.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

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9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Stock Units or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Stock Units by notice to the Participant, and the Stock Units and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10. Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Maine, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Portland, Maine, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.

11. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer. Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.

12. Recoupment Policy. The Participant agrees that, subject to the requirements of applicable law, the Stock Units, and the right to receive and retain any Company Stock or cash payments covered by this Agreement, shall be subject to rescission, cancellation or recoupment, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter.

13. Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. Notwithstanding the foregoing, if the Stock Units constitute “deferred compensation” under Section 409A of the Code and the Stock Units become vested and settled upon the Participant’s termination of employment,

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payment with respect to the Stock Units shall be delayed for a period of six months after the Participant’s termination of employment if the Participant is a “specified employee” as defined under Section 409A of the Code and if required pursuant to Section 409A of the Code. If payment is delayed, the Stock Units shall be settled and paid within thirty (30) days after the date that is six (6) months following the Participant’s termination of employment. Payments with respect to the Stock Units may only be paid in a manner and upon an event permitted by Section 409A of the Code, and each payment under the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

COVETRUS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

6

COVETRUS, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

INCENTIVE STOCK OPTION GRANT AGREEMENT

This INCENTIVE STOCK OPTION GRANT AGREEMENT (the “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Covetrus, Inc. (the “Company”) to [•] (the “Participant”).

RECITALS

The Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of stock options to purchase shares of Company stock (“Company Stock”). The Committee has decided to make this incentive stock option grant as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1. Grant of Option.

(a) Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Participant an incentive stock option (the “Option”) to purchase [•] shares of Company Stock (each a “Share”, and together the “Shares”) at an Exercise Price of $[•] per Share. The Option shall become exercisable according to Section 2 below.

(b) The Option is designated as an incentive stock option, as described in Section 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Section 5, the Option shall be a nonqualified stock option.

2. Exercisability of Option.

(a) Subject to the terms of this Section 2, the Option shall become vested according to the following schedule (each a “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date.

Vesting Date	Vesting Amount

(b) The vesting and exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the terms set forth in Section 2(a) would produce fractional Shares, the number of Shares for which the Option becomes vested and exercisable shall be rounded down to the nearest whole Share and the fractional Shares will be accumulated so that the resulting whole Shares will be included in the number of Shares for which the Option becomes vested and exercisable on the last Vesting Date.

(c) Notwithstanding Section 2(a) above, the Option shall vest on a pro-rated basis upon the Participant’s termination of employment or service on account of Retirement (as defined below). For purposes of this Section 2(c), the term “Retirement” shall mean termination of employment or service with the Employer (other than for Cause (as defined in the Plan)) after the Participant has attained age (minimum 55) plus years of service with the Company and its subsidiaries (minimum 10 years of service) equal or exceeding 70. For purposes of determining the age and service requirement under this Section 2(c), the Participant’s age shall be determined by the Participant’s most recent birthday, and the Participant’s years of service shall be determined by the number of years measured following the Effective Date until the Participant’s most recent employment anniversary with the Company and its subsidiaries. For purposes of this Section 2(c), vesting on a pro-rated basis shall be calculated by multiplying the number of shares subject to the Option set forth under Section 1 by a fraction, the numerator of which is the number of days from the Date of Grant to the date of the Participant’s Retirement, and the denominator of which is [1,095].

(d) Except as otherwise provided in a written employment agreement or severance agreement entered into by and between the Participant and the Employer, in the event of a Change of Control before the Option is fully vested and exercisable, the provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions with respect to the vesting and exercisability of the Option as it deems appropriate pursuant to the Plan.

3. Term of Option.

(a) The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option, the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) The expiration of the 90-day period after the Participant ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability, death or Cause.

(ii) The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability.

(iii) The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer, if the Participant dies while employed by, or providing service to, the Employer or the Participant dies within 90 days after the Participant ceases to be so employed or to provide services to the Employer for any reason other than Disability, death or Cause.

(iv) The date on which the Participant ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Section 3, if the Participant engages in conduct that constitutes Cause after the Participant’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant, except as provided under Section 3(a) above. Any portion of the Option that is not exercisable at the time the Participant ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4. Exercise Procedures.

(a) Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company or its delegate written notice of intent to exercise, specifying the number of shares of Company Stock as to which the Option is to be exercised and such other information as the Company or its delegate may require.

(b) At such time as the Committee shall determine, the Participant shall pay the Exercise Price (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant, which shall be valued at their Fair Market Value on the date of exercise, or by attestation (in accordance with procedures prescribed by the Company) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) unless the Committee determines otherwise, by surrendering shares of Company Stock subject to the exercisable Option for an appreciation distribution payable in Shares with a Fair Market Value on the date of exercise equal to the dollar amount by which the then Fair Market Value of the Shares subject to the surrendered portion exceeds the aggregate Exercise Price payable for the Shares (“net exercise”), or (v) by such other method as the Committee may approve, to the extent permitted by applicable law. The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.

(c) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.

(d) All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. The Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Option. At such time as the Committee may determine, the Participant may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld to satisfy the applicable withholding tax rate for FICA, federal, state, local and other tax liabilities.

(e) Upon exercise of the Option (or portion thereof), the Option (or portion thereof) will terminate and cease to be outstanding.

5. Designation as Incentive Stock Option.

(a) This Option is designated an incentive stock option under Section 422 of the Code. If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

(b) The Participant understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Participant is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Participant ceases to be an employee. The Participant understands that the Participant is responsible for the income tax consequences of the Option, and, among other tax consequences, the Participant understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Participant will consult with his or her tax adviser regarding the tax consequences of the Option.

6. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of the Option shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

9. No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

10. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

11. Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Maine, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Portland, Maine, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.

12. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer. Any notice shall be delivered by hand or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.

13. Recoupment Policy. The Participant agrees that, subject to the requirements of applicable law, the Option, and the right to receive and retain any Shares, or the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares, covered by this Agreement, shall be subject to rescission, cancellation or recoupment, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter.

14. Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused an officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

COVETRUS, INC.

Name:
Title:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all decisions and determinations of the Committee shall be final and binding.

Participant:
Date:

COVETRUS, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

NONQUALIFIED STOCK OPTION GRANT AGREEMENT

This NONQUALIFIED STOCK OPTION GRANT AGREEMENT (the “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Covetrus, Inc. (the “Company”) to [•] (the “Participant”).

RECITALS

The Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of stock options to purchase shares of Company stock (“Company Stock”). The Committee has decided to make this nonqualified stock option grant as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Participant a nonqualified stock option (the “Option”) to purchase [•] shares of Company Stock (each a “Share”, and together the “Shares”) at an Exercise Price of $[•] per Share. The Option shall become exercisable according to Section 2 below.

2. Exercisability of Option.

(a) Subject to the terms of this Section 2, the Option shall become vested according to the following schedule (each a “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date.

Vesting Date	Vesting Amount

(b) The vesting and exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the terms set forth on in Section 2(a) would produce fractional Shares, the number of Shares for which the Option becomes vested and exercisable shall be rounded down to the nearest whole Share and the fractional Shares will be accumulated so that the resulting whole Shares will be included in the number of Shares for which the Option becomes vested and exercisable on the last Vesting Date.

(c) Notwithstanding Section 2(a) above, the Option shall vest on a pro-rated basis upon the Participant’s termination of employment or service on account of Retirement (as defined below). For purposes of this Section 2(c), the term “Retirement” shall mean termination of employment or service with the Employer (other than for Cause (as defined in the Plan)) after the Participant has attained age (minimum 55) plus years of service with the Company and its subsidiaries (minimum 10 years of service) equal or exceeding 70. For purposes of determining the age and service requirement under this Section 2(c), the Participant’s age shall be determined by the Participant’s most recent birthday, and the Participant’s years of service shall be determined by the number of years measured following the Effective Date until the Participant’s most recent employment anniversary with the Company and its subsidiaries. For purposes of this Section 2(c), vesting on a pro-rated basis shall be calculated by multiplying the number of shares subject to the Option set forth under Section 1 by a fraction, the numerator of which is the number of days from the Date of Grant to the date of the Participant’s Retirement, and the denominator of which is [1,095].

(d) Except as otherwise provided in a written employment agreement or severance agreement entered into by and between the Participant and the Employer, in the event of a Change of Control before the Option is fully vested and exercisable, the provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions with respect to the vesting and exercisability of the Option as it deems appropriate pursuant to the Plan.

3. Term of Option.

(a) The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option, the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) The expiration of the 90-day period after the Participant ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability, death or Cause.

(ii) The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability.

(iii) The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer, if the Participant dies while employed by, or providing service to, the Employer or the Participant dies within 90 days after the Participant ceases to be so employed or to provide services to the Employer for any reason other than Disability, death or Cause.

(iv) The date on which the Participant ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Section 3, if the Participant engages in conduct that constitutes Cause after the Participant’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant, except as provided under Section 3(a) above. Any portion of the Option that is not exercisable at the time the Participant ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4. Exercise Procedures.

(a) Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company or its delegate written notice of intent to exercise, specifying the number of shares of Company Stock as to which the Option is to be exercised and such other information as the Company or its delegate may require.

(b) At such time as the Committee shall determine, the Participant shall pay the Exercise Price (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant, which shall be valued at their Fair Market Value on the date of exercise, or by attestation (in accordance with procedures prescribed by the Company) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) unless the Committee determines otherwise, by surrendering shares of Company Stock subject to the exercisable Option for an appreciation distribution payable in Shares with a Fair Market Value on the date of exercise equal to the dollar amount by which the then Fair Market Value of the Shares subject to the surrendered portion exceeds the aggregate Exercise Price payable for the Shares (“net exercise”), or (v) by such other method as the Committee may approve, to the extent permitted by applicable law. The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.

(c) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.

(d) All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. The Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Option. At such time as the Committee may determine, the Participant may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld to satisfy the applicable withholding tax rate for FICA, federal, state, local and other tax liabilities.

(e) Upon exercise of the Option (or portion thereof), the Option (or portion thereof) will terminate and cease to be outstanding.

5. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

6. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

7. No Employment or Other Rights. The grant of the Option shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

8. No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10. Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Maine, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Portland, Maine, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.

11. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer. Any notice shall be delivered by hand or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.

12. Recoupment Policy. The Participant agrees that, subject to the requirements of applicable law, the Option, and the right to receive and retain any Shares, or the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares, covered by this Agreement, shall be subject to rescission, cancellation or recoupment, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter.

13. Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused an officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

COVETRUS, INC.

Name:
Title:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all decisions and determinations of the Committee shall be final and binding.

Participant:
Date:

COVETRUS, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT

This RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Covetrus, Inc. (the “Company”) to [•] (the “Participant”).

RECITALS

The Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of restricted stock units in accordance with the terms and conditions of the Plan. The Committee has decided to make this grant of restricted stock units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1. Grant of Stock Units. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants the Participant [•] restricted stock units, subject to the restrictions set forth below and in the Plan (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Company Stock”), if and when the specified conditions are met in Section 3 below, and on the applicable payment date set forth in Section 5 below.

2. Stock Unit Account. Stock Units represent hypothetical shares of Company Stock, and not actual shares of stock. The Company shall establish and maintain a Stock Unit account, as a bookkeeping account on its records, for the Participant and shall record in such account the number of Stock Units granted to the Participant. No shares of Company Stock shall be issued to the Participant at the time the grant is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units recorded in the Stock Unit account. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award or the Stock Unit account established for the Participant.

3. Vesting.

(a) Subject to the terms of this Section 3, the Stock Units shall become vested according to the following schedule (each, a “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date:

Vesting Date	Number of Vested Stock Units

(b) The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.

(c) Notwithstanding Section 3(a) above, the Stock Units shall vest on a pro-rated basis upon the Participant’s termination of employment or service on account of Retirement (as defined below) provided such vesting does not result in violation of any age discrimination or other applicable law. For purposes of this Section 3(c), the term “Retirement” shall mean termination of employment or service with the Employer (other than for Cause (as defined in the Plan)) attained after the Participant has age (minimum 55) plus years of service with the Company and its subsidiaries (minimum 10 years of service) equal or exceeding 70. For purposes of determining the age and service requirement under this Section 3(c), the Participant’s age shall be determined by the Participant’s most recent birthday, and the Participant’s and years of service shall be determined by the number of years measured following the Effective Date until the Participant’s most recent employment anniversary with the Company and its subsidiaries. For purposes of this Section 3(c), vesting on a pro-rated basis shall be calculated by multiplying the number of Stock Units set forth under Section 1 by a fraction, the numerator of which is the number of days from the Date of Grant to the date of the Participant’s Retirement, and the denominator of which is [1,095].

(d) Except as otherwise provided in a written employment agreement or severance agreement entered into by and between the Participant and the Employer, in the event of a Change of Control before all of the Stock Units vest in accordance with Section 3(a) above, the provisions of the Plan applicable to a Change of Control shall apply to the Stock Units, and, in the event of a Change of Control, the Committee may take such actions with respect to the vesting of the Stock Units as it deems appropriate pursuant to the Plan.

4. Termination of Stock Units. Except as set forth in this Agreement, if the Participant ceases to be employed by, or provide service to, the Employer for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of employment or service. No payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

5. Payment of Stock Units and Tax Withholding.

(a) If and when the Stock Units vest, the Company shall issue to the Participant one share of Company Stock for each vested Stock Unit, subject to applicable obligations for Taxes. Subject to Sections 5(b) and 13 below, payment shall be made within 30 days after the first to occur of (i) the Participant’s termination of employment or service with the Employer on account of Retirement (to the extent the Stock Units vest on Retirement); and (ii) the applicable Vesting Date.

(b) All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld, collected or accounted for with respect to any income taxes, employment taxes, social insurance, social security, national insurance contributions, other contributions, payroll taxes, payment on account obligations and other amounts (“Taxes”), if applicable. At such time as the Committee may determine the time of payment in accordance with Section 5(a) above, or if applicable, at the time

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the Stock Units vest, the number of shares issued to the Participant may be reduced by a number of shares of Company Stock with a Fair Market Value (measured as of the Vesting Date) equal to an amount of the Taxes required by law to be withheld, collected or accounted for with respect to the payment of the Stock Units. If shares are withheld to cover the obligation for Taxes, then for tax purposes, the Participant shall be deemed to have been issued the full number of shares of Company Stock with respect to the vested Stock Units notwithstanding that a number of shares are held back for purposes of paying Taxes. To the extent not withheld in accordance with the immediately preceding sentence or to the extent the number of shares withheld is not sufficient to cover the obligation for Taxes, the Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any Taxes required to be withheld, collected or accounted for with respect to the Stock Units.

(c) The Participant acknowledges that regardless of any action the Company (or any subsidiary employing or retaining the Participant) takes with respect to any or all Taxes, the ultimate liability for all Taxes legally due by the Participant is and remains the Participant’s responsibility and that the Company (and its subsidiaries) (i) make no representations or undertakings regarding the treatment of any Taxes in connection with any aspect of the Stock Units, including the grant, vesting or settlement of the Stock Units, and the subsequent sale of any shares of Company Stock acquired at settlement; and (ii) do not commit to structure the terms of the grant or any aspect of the Stock Units to reduce or eliminate the Participant’s liability for Taxes. Further, if the Participant is subject to taxation in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Participant’s employer (or former employer, as applicable) may be required to withhold, collect or account for Taxes in more than one jurisdiction.

(d) The obligation of the Company to deliver Company Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law or foreign law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares, if any, to the Participant pursuant to this Agreement is subject to any applicable laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

6. No Stockholder Rights; Dividend Equivalents. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Company Stock, including voting or dividend rights, until certificates for shares have been issued upon payment of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units. Notwithstanding the foregoing, the Committee may grant to the Participant Dividend Equivalents on the shares underlying the Stock Units prior to the Vesting Date, which shall be credited to the Stock Unit account for the Participant and will be paid or distributed in in accordance with this Agreement and the Plan.

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7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time, subject to the terms of any employment agreement between the Participant and any Employer and applicable law. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Stock Units or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Stock Units by notice to the Participant, and the Stock Units and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10. Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Maine, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Portland, Maine, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.

11. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer. Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.

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12. Recoupment Policy. The Participant agrees that, subject to the requirements of applicable law, the Stock Units, and the right to receive and retain any Company Stock or cash payments covered by this Agreement, shall be subject to rescission, cancellation or recoupment, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter.

13. Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. Notwithstanding the foregoing, if the Stock Units constitute “deferred compensation” under Section 409A of the Code and the Stock Units become vested and settled upon the Participant’s termination of employment, payment with respect to the Stock Units shall be delayed for a period of six months after the Participant’s termination of employment if the Participant is a “specified employee” as defined under Section 409A of the Code and if required pursuant to Section 409A of the Code. If payment is delayed, the Stock Units shall be settled and paid within thirty (30) days after the date that is six (6) months following the Participant’s termination of employment. Payments with respect to the Stock Units may only be paid in a manner and upon an event permitted by Section 409A of the Code, and each payment under the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

14. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this award for the number of Stock Units as specified above, the Participant acknowledges the following:

(a) The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.

(b) The grant of the Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.

(c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.

(d) The Participant is voluntarily participating in the Plan.

(e) The Stock Units and any shares of Company Stock acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or its subsidiaries (including, as applicable, the Participant’s employer) and which are outside the scope of the Participant’s employment contract, if any.

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(f) The Stock Units and any shares of Company Stock acquired under the Plan are not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, welfare benefits or similar payments.

(g) The Stock Units and any shares of Company Stock subject to the Award are not intended to replace any pension rights or compensation.

(h) In the event that the Participant’s employer is not the Company, the grant of the Stock Units will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Stock Units will not be interpreted to form an employment contract with the Participant’s employer or any subsidiary.

(i) The future value of the underlying shares of Company Stock is unknown and cannot be predicted with certainty. The Participant understands that the Company is not responsible for any foreign exchange fluctuation between the United States Dollar and the Participant’s local currency that may affect the value of the Stock Units.

(j) In consideration of the grant of the Stock Units, no claim or entitlement to compensation or damages shall arise from termination of the Stock Units or diminution in value of the Stock Units or any of the shares of Company Stock issuable under the Stock Units from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.

15. Data Privacy.

(a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that his or her employer, the Company and its subsidiaries, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address, telephone number and e-mail address, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its subsidiaries, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”).

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(c) The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.

16. Country-Specific Terms. Notwithstanding anything to the contrary herein, the Stock Units shall be subject to the Country-Specific Terms attached hereto as Addendum A. In addition, if the Participant relocates to one of the countries included in the Country-Specific Terms, the special terms and conditions for such country will apply to the Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Country-Specific Terms constitute part of this Agreement and are incorporated herein by reference.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

COVETRUS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

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ADDENDUM A

COUNTRY-SPECIFIC TERMS

These Country-Specific Terms include additional terms and conditions that govern the Stock Units granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Capitalized terms used but not defined in these Country-Specific Terms are defined in the Agreement and have the meanings set forth therein.

AUSTRALIA

OFFER TO AUSTRALIAN RESIDENT EMPLOYEES

This Offer Document sets out information regarding the participation of Australian resident employees of Covetrus, Inc. (the “Company”) and its Australian subsidiaries in grant of an award of restricted stock units made under the Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”).

Investment in securities involves a degree of risk and there is no guarantee of the future value of, or returns from, securities the Participant may acquire under the Plan. Employees who elect to participate in the Plan should consider all risk factors relevant to the acquisition of securities under the Plan as set out in this document and any associated documents.

The information contained in this document and any associated documents is general information only. It is not advice or information specific to the Participant’s objectives, financial situation or needs. Australian employees should consider obtaining their own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission to give advice about participation in the Plan.

1. OFFER AND TERMS OF PARTICIPATION

This Offer Document relates to an invitation by the Company to eligible employees in Australia to accept grants of restricted stock unit awards made under the Plan. The awards will be issued at no cost to the Participant.

The terms of Participant’s participation are set out in the Plan, the Prospectus (as supplemented by the Supplement to Plan Prospectus for Australia), the Agreement and this Offer Document.

By accepting a grant of a restricted stock unit award, the Participant will be bound by terms set out in the Plan, the Prospectus (as supplemented by the Prospectus Supplement for Australia), the Agreement and this Offer Document.

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2. HOW CAN I ASCERTAIN THE CURRENT MARKET PRICE OF SHARES UNDERLYING THE RESTRICTED SHARE UNIT AWARD IN AUSTRALIAN DOLLARS?

The Participant could, from time to time, ascertain the market price of a share of common stock in the Company (“Company Stock”) by obtaining that price from the NASDAQ website, the Company website or The Wall Street Journal, and multiplying that price by a published exchange rate to convert U.S. Dollars into Australian Dollars, to determine the Australian dollar equivalent of that current market price.

3. RISKS OF ACQUIRING AND HOLDING SHARES

Acquiring and holding restricted stock units and shares of Company Stock involves risk. These risks include that:

(a) There is no guarantee that the shares will grow in value—they may decline in value. Stock markets are subject to fluctuations and the price of shares can rise and fall, depending upon the Company’s performance and other internal and external factors.

(b) There is no assurance that the Company will pay dividends even if its earnings increase.

(c) There are tax implications involved in acquiring and holding restricted stock units and shares of Company Stock and the tax regime applying to the Participant may change.

COLOMBIA

Labor Law Acknowledgement. The Participant acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of “salary” for any legal purpose.

Securities Law Information. The shares of Company Stock subject to the Stock Units are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and therefore the shares of Company Stock may not be offered to the public in Colombia. Nothing in this Agreement should be construed as the making of a public offer of securities in Colombia.

IRELAND

Director Notification Requirement for Interests in Excess of 1%. If the Participant receives Stock Units and/or has a shareholding in respect of more than 1% of the issued share capital of the Company and is a director, shadow director or secretary of an Irish affiliate of the Company, the Participant is required to notify the Irish affiliate of the Company in writing within five business days of (i) receiving an interest in the Company (e.g., the Stock Units, shares of Company Stock, etc.) and any change in that interest, (ii) the event giving rise to the notification requirement, or (iii) becoming a director, shadow director or secretary of an Irish affiliate if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary, as the case may be).

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Securities Disclaimer. The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

SPAIN

Nature of Grant. This provision supplements Section 14 of the Agreement titled “Nature of Grant; No Entitlement; No Claim for Compensation”:

In accepting the Stock Units, the Participant consents to participate in the Plan and acknowledges that the Participant has received a copy of the Plan.

The Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant restricted stock unit awards under the Plan to individuals who may be employees of the Company or a subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or a subsidiary. Consequently, the Participant understands that the Stock Units are granted on the assumption and condition that the Stock Units and any shares of Company Stock issued are not part of any employment contract (either with the Company or any subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, the Participant understands that the Participant will not be entitled to continue vesting in the Stock Units after termination of the Participant’s employment or service. In addition, the Participant understands that the Stock Units would not be granted to the Participant but for the assumptions and conditions referred to herein; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Stock Units and any right to the Stock Units shall be null and void.

Further, the vesting of the Stock Units is expressly conditioned on the Participant’s continued employment or service, such that upon termination of the Participant’s employment or service for any reason whatsoever, the Stock Units may cease vesting immediately, in whole or in part, effective on the date of termination of the Participant’s employment or service (as determined by the Agreement). This will be the case, for example, even if (1) the Participant is dismissed for disciplinary or objective reasons; or (2) the Participant’s termination of employment or service is due to a unilateral breach of contract by the Company or the Participant’s employer. Consequently, upon the Participant’s termination of employment or service for any of the above reasons, the Participant may automatically lose any rights to the Stock Units to the extent not vested on the date of the Participant’s termination of employment or service, as described in the Plan and the Agreement.

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SWITZERLAND

Securities Law Notice. The grant of the Stock Units under the Plan is considered a private offering in Switzerland and is, therefore, not subject to registration in Switzerland.

UNITED KINGDOM

Stock Units Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Agreement, the grant of Stock Units does not provide the Participant any right to receive a cash payment and the Stock Units may be settled only in shares of Company Stock.

Termination of Service. The Participant has no right to compensation or damages on account of any loss in respect of Stock Units under the Plan where the loss arises or is claimed to arise in whole or part from: (a) the termination of the Participant’s office or employment; or (b) notice to terminate the Participant’s office or employment. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed. For the purpose of the Plan, the implied duty of trust and confidence is expressly excluded.

Tax Withholding. The Participant indemnifies the Company and the Employer for any Taxes that may be payable with respect to the full number of shares of Company Stock vested and issued (including these shares of Company Stock that are deemed issued). To the extent any shares of Company Stock are withheld by the Company in accordance with Section 5(b) of the Agreement, the Company shall pay over to the Participant’s Employee sufficient moneys to satisfy the Participant’s liability under such indeminity.

ANY EUROPEAN COUNTRY

This provision replaces Section 15 of the Agreement in its entirety:

Data Privacy

(a) The Participant hereby acknowledges and understands that the Participant’s personal data is collected, retained, used, processed, disclosed and transferred, in electronic or other form, as described in this Agreement by and among, as applicable, the Participant’s employer, the Company and its subsidiaries, and third parties assisting in the implementation, administration and management of the Plan for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that the Company and its subsidiaries (including his or her employer), as applicable, hold certain personal information about him or her regarding the Participant’s employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, his or her name, home address, telephone number and e-mail address, date of birth, social insurance number or other identification number, salary,

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nationality, job title, any equity or directorships held in the Company and details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, in connection with the implementation, management and administration of the Plan (the “Data”).

(c) The Participant understands that the Data may be transferred to the Company, its subsidiaries and any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have a different or lower standard of data privacy rights and protections than his or her country. The Participant understands that he or she may request a list with the names and addresses of any recipients of the Data by contacting the Participant’s local human resources representative. The Participant understands that the recipients receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including transfers of such Data to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan in accordance with applicable law. The Participant understands that he or she may, at any time, request to access or be provided the Data, request additional information about the storage and processing of the Data, require any corrections or amendments to the Data in any case without cost and to the extent permitted by law, by contacting in writing his or her local human resources representative. The Participant understands, however, that objecting to the processing of his or her Data may affect the Participant’s ability to participate in the Plan. For more information on the processing of his or her Data and other personal data, the Participant is referred to the Privacy Notice provided to him/her by his/her employer.

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COVETRUS, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK AGREEMENT

This RESTRICTED STOCK AGREEMENT (the “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Covetrus, Inc. (the “Company”) to [•] (the “Participant”).

RECITALS

The Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of restricted stock with respect to common stock of the Company (“Company Stock”) in accordance with the terms and conditions of the Plan. The Committee has decided to make this grant of restricted stock as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1. Restricted Stock Grant. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants the Participant [•] shares of Company Stock, subject to the restrictions set forth below and in the Plan (“Restricted Stock”).

2. Vesting.

(a) Subject to the terms of this Section 2, the shares of Restricted Stock shall become vested according to the following schedule (each, a “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date:

Vesting Date	Number of Vested Shares of Restricted Stock

(b) The vesting of the shares of Restricted Stock shall be cumulative, but shall not exceed 100% of the shares of Restricted Stock. If the foregoing schedule would produce fractional shares, the number of shares that vest shall be rounded down to the nearest whole share and the fractional shares will be accumulated so that the resulting whole shares will be included in the number of shares that become vested on the last Vesting Date.

(c) Except as otherwise provided in a written employment agreement or severance agreement entered into by and between the Participant and the Employer, in the event of a Change of Control before all of the Restricted Stock vests in accordance with Section 2(a) above, the provisions of the Plan applicable to a Change of Control shall apply to the Restricted Stock, and, in the event of a Change of Control, the Committee may take such actions with respect to the vesting of the Restricted Stock as it deems appropriate pursuant to the Plan.

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3. Termination of Restricted Stock. Except as set forth in this Agreement, if the Participant ceases to be employed by, or provide service to, the Employer for any reason before the Restricted Stock is fully vested, the shares of Restricted Stock that are not then vested shall be forfeited as of the date of the Participant’s termination of employment or service and must be immediately returned to the Company.

4. Issuance of Certificates and Tax Withholding.

(a) Unless otherwise determined by the Committee, the Company will retain possession of certificates representing the shares of Restricted Stock. During the Restriction Period (as defined in Section 8), the Participant shall receive any cash dividends with respect to the shares of Restricted Stock, may vote the shares of Restricted Stock and may participate in any distribution pursuant to a plan of dissolution or complete liquidation of the Company, each subject to any restrictions deemed appropriate by the Committee. In the event of a dividend or distribution payable in stock or other property or a reclassification, split up or similar event during the Restriction Period, the shares or other property issued or declared with respect to the non-vested shares of Restricted Stock shall be subject to the same terms and conditions relating to vesting as the shares to which they relate.

(b) When the Participant obtains a vested right to shares of Restricted Stock, a certificate representing the vested shares shall be issued to the Participant, free of the restrictions under Section 2 of this Agreement.

(c) The obligation of the Company to deliver a certificate representing the vested shares of Restricted Stock upon the vesting of the shares of Restricted Stock shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate, to comply with relevant securities laws and regulations.

(d) All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. The Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of amounts required to be withheld for any withholding taxes, if applicable, with respect to the grant or vesting of the shares of Restricted Stock. At such time as the Committee may determine in its discretion under the Plan, the Participant may elect to satisfy any withholding tax obligation of the Employer with respect to the shares of Restricted Stock by having shares withheld to satisfy an amount equal to the amount of any FICA, federal income, state, local and other tax liabilities required by law to be withheld with respect to the shares of Restricted Stock.

5. Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the

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Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that section 83 of the Internal Revenue Code of 1986, as amended (the “Code”) taxes as ordinary income the difference between the amount paid for the shares underlying the Restricted Stock and the Fair Market Value of the such shares as of the date any restrictions on the shares lapse pursuant to Section 2 of this Agreement. The Participant understands that the Participant may elect to be taxed at the time the shares of Restricted Stock are granted rather than when and as the Restriction Period expires by filing an election under section 83(b) of the Code with the Internal Revenue Service within 30 days from the Date of Grant. The form for making this election is attached as Exhibit A hereto.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE.

6. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. This grant of Restricted Stock is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company, and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the grant of Restricted Stock pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

7. No Employment or Other Rights. This grant of Restricted Stock shall not confer upon the Participant any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Participant’s employment or service at any time. The right of the Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

8. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, during the period before the shares of Restricted Stock vest in accordance with Section 2 (the “Restriction Period”), the non-vested shares of Restricted Stock may not be sold, assigned, encumbered, transferred, pledged or otherwise disposed of by the Participant. Any attempt by the Participant to assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the shares of Restricted Stock, shall be null, void and without effect. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

9. Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United

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States District Court for the District of Maine, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Portland, Maine, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.

10. Notice. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of the General Counsel at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer. Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.

11. Recoupment Policy. The Participant agrees that, subject to the requirements of applicable law, the Restricted Stock, and the right to receive and retain any Company Stock, or the amount of any gain realized or payment received as a result of any sale or other disposition of the Company Stock, covered by this Agreement, shall be subject to rescission, cancellation or recoupment, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

COVETRUS, INC.

By:
Printed Name: [________]
Title:	[________]

I hereby accept the grant of Restricted Stock described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby agree that all decisions and determinations of the Committee shall be final and binding.

PARTICIPANT

Printed Name:

Date:

[SIGNATURE PAGE TO RESTRICTED STOCK GRANT AGREEMENT]

EXHIBIT A

Section 83(b) Election Form

The undersigned taxpayer hereby elects, pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

(1)

Name of taxpayer who performed the services:

Address:

Social Security Number:

Tax Year for which election is being made:

(2) The property which is the subject of this election is             shares of common stock (“Shares”) of Covetrus, Inc. (the “Company”).

(3) Date the property was transferred to the undersigned taxpayer:                         ,         .

(4) Forfeiture provision: The Shares are subject to forfeiture to the Company if the taxpayer ceases to be employed by or provide service to the Company during the restriction period. The forfeiture restriction period lapses in a series of installments according to the following schedule:

Vesting Date	Number of Shares Vested

(5) The fair market value of the Shares at the time of the transfer of the Shares (determined without regard to any restriction other than a nonlapse restriction as defined in section 1.83(h) of the Income Tax Regulations) is $         per Share x         Shares = $            .

(6) The amount paid for the Shares is $         per Share x         Shares = $         aggregate consideration.

(7) The amount to include in gross income is $        . (Note: subtract amount in line 6 from amount in line 5.)

(8) This statement is executed as of                             , 201    .

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the Company. The undersigned is the person performing the services in connection with which the property was transferred.

Taxpayer

COVETRUS, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT

This RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Covetrus, Inc. (the “Company”) to [•] (the “Participant”).

RECITALS

The Covetrus, Inc. 2019 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of restricted stock units in accordance with the terms and conditions of the Plan. The Committee has decided to make this grant of restricted stock units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1. Grant of Stock Units. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants the Participant [•] restricted stock units, subject to the restrictions set forth below and in the Plan (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Company Stock”), if and when the specified conditions are met in Section 3 below, and on the applicable payment date set forth in Section 5 below.

2. Stock Unit Account. Stock Units represent hypothetical shares of Company Stock, and not actual shares of stock. The Company shall establish and maintain a Stock Unit account, as a bookkeeping account on its records, for the Participant and shall record in such account the number of Stock Units granted to the Participant. No shares of Company Stock shall be issued to the Participant at the time the grant is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units recorded in the Stock Unit account. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award or the Stock Unit account established for the Participant.

3. Vesting.

(a) The Stock Units shall become vested with respect to 100% of the Stock Units on the first anniversary of the Date of Grant (the “Vesting Date”), provided that the Participant continues to provide service to the Company from the Date of Grant until the Vesting Date.

(b) The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. In the event of a Change of Control before all of the Stock Units vest in accordance with Section 3(a) above, the provisions of the Plan applicable to a Change of Control shall apply to the Stock Units, and, in the event of a Change of Control, the Committee may take such actions with respect to the vesting of the Stock Units as it deems appropriate pursuant to the Plan.

4. Termination of Stock Units. Except as set forth in this Agreement, if the Participant ceases to provide service to the Company for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of service. No payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

5. Payment of Stock Units and Tax Withholding.

(a) If and when the Stock Units vest, the Company shall issue to the Participant one share of Company Stock for each vested Stock Unit, subject to applicable tax withholding obligations. Payment of any Stock Units that vest shall be made within 30 days after the Vesting Date.

(b) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. The Participant shall be required to provide for the payment of, any federal, state, local or other taxes with respect to the Stock Units.

(c) The obligation of the Company to deliver Company Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

6. No Stockholder Rights; Dividend Equivalents. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Company Stock, including voting or dividend rights, until certificates for shares have been issued upon payment of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units. Notwithstanding the foregoing, the Committee may grant to the Participant Dividend Equivalents on the shares underlying the Stock Units prior to the Vesting Date, which shall be credited to the Stock Unit account for the Participant and will be paid or distributed in in accordance with this Agreement and the Plan.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

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8. No Service or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the service of the Company and shall not interfere in any way with the right of the Company to terminate the Participant’s service at any time.

9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Stock Units or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Stock Units by notice to the Participant, and the Stock Units and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10. Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Maine, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Portland, Maine, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.

11. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the records of the Company. Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.

12. Recoupment Policy. The Participant agrees that, subject to the requirements of applicable law, the Stock Units, and the right to receive and retain any Company Stock covered by this Agreement, shall be subject to rescission, cancellation or recoupment, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter.

13. Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. Notwithstanding the foregoing, if the Stock Units constitute “deferred compensation” under Section 409A of the Code and the Stock Units become vested and settled upon the Participant’s termination of employment, payment with respect to the Stock Units shall be delayed for a period of six months after the Participant’s termination of employment if the Participant is a “specified employee” as defined under Section 409A of the Code and if required pursuant to Section 409A of the Code. If payment

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is delayed, the Stock Units shall be settled and paid within thirty (30) days after the date that is six (6) months following the Participant’s termination of employment. Payments with respect to the Stock Units may only be paid in a manner and upon an event permitted by Section 409A of the Code, and each payment under the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

COVETRUS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

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